The Asia Tigers Fund, Inc.

                                                                   June 19, 2002

DEAR FUND SHAREHOLDER,

We are pleased to present you with the unaudited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the six months ended April 30, 2002. In the following pages, the Fund's Investment Manager provides a detailed look at the Fund's country allocations and investments, as well as the economic and market conditions in non-Japan Asia for the Fund's semi-annual fiscal period.

The Fund's net asset value (NAV) closed at $9.51 on April 30, 2002, representing an increase of 38.03% during the six months ended on that date. The Fund outperformed its benchmark, the MSCI AC Asia Free ex-Japan Index, which rose 37.5% during the same period.

Every market in which the Fund invests experienced growth for the period. South Korea and Indonesia were the leading markets in the region, turning in impressive returns of 73% and 68% respectively.

As discussed in the Investment Manager report, we believe that the positive performance in the region can be attributed to a number of factors. First, for much of the period, the consensus view was that the U.S. economy would recover in the second half of 2002. Since a U.S. recovery is good news for export-dependent Asia, stocks in the region rose in response to this view. Second, domestic demand - which has historically taken a back seat to exports - has finally become a significant driver of GDP growth in the region. In addition to these developments, we believe Corporate Asia appears to be moving towards more responsible corporate governance. We also believe that in the past, shoddy corporate governance, loose regulatory control and irrational government policies contributed to hindering the region's growth potential.

The Investment Manager believes that non-Japan Asian markets can sustain their growth through the coming months. Continued improvement in the U.S. and global economies has the potential to boost the region's economies and markets.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,

/s/ BRYAN MCKIGNEY

Bryan McKigney
President and Secretary

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Report of the Investment Manager
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PERFORMANCE

During the six months ended April 30, 2002, the net asset value ("NAV") per share of the Asia Tigers Fund, Inc. (the "Fund") increased 38.03%. The Fund outperformed its benchmark, the MSCI AC Asia Free ex-Japan Index, which rose 37.5% during the same period. In our view, part of the exceptional performance can be explained by the Fund's new fiscal year beginning roughly seven weeks after the horrific September 11th incident (on October 31, 2001), as equity markets worldwide were recovering, following the sharp sell-off in the immediate aftermath of the tragedy. However, since the beginning of 2002, Asia has been able to maintain growth as well as to build on 2001's year-end gains, putting, in our opinion, many of the region's equity markets among the world's top performers so far this year.

During the first half of the Fund's fiscal year, every market in which the Fund actively invests registered solid gains in U.S.-dollar terms. South Korea was the top performer, surging over 73%, while Indonesia climbed a stunning 68%. Taiwan and Thailand saw gains of over 40% while Singapore and Malaysia recorded gains of 30%-35%. China and India were the two laggards, although even these markets had double-digit returns ranging from 10%-13%. In our opinion, it was clearly an exceptional six-month performance period for Asian markets.

Unusual for Asia, currency played a very little role in overall performance. The difference between the MSCI AC Asia Free ex-Japan's U.S.-dollar return of 37.5% and its local currency return of 37.24% was a marginal 26 basis points. However, the U.S. dollar did weaken noticeably against the smaller Southeast Asian currencies such as the Philippine peso, Indonesian rupiah, and Thai baht. On the other hand, this phenomenon should not be divorced from the sharp spikes in the three countries' equity markets, as the two are directly correlated. A sharp rise in foreign equity investment inflows into a country (especially a country with a small base money supply and stock market) creates immediate demand for the local currency, pushing its value up. (The opposite also occurs when foreign equity investors exit a small market quickly as we saw during the 1997-98 Asian Crisis, the currency typically drops precipitously.) It is a phenomenon that magnifies the volatility of the smaller Asian markets.

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The Fund's net asset value is calculated weekly and published in the WALL STREET
JOURNAL every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in THE NEW YORK TIMES on Mondays and in BARRON'S on Saturdays.
The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call toll-free (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.
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As seen in the accompanying table, India was the only Asian market that saw a notable decline in its currency, with the rupee tracking its customary depreciation of 3%-4% per year against the U.S. dollar. The Taiwan dollar also declined marginally against the U.S. dollar.

          ASIAN MARKET RETURNS FOR THE SIX MONTHS ENDED APRIL 30, 2002
                        OCTOBER 31, 2001 - APRIL 30, 2002

                                      US$ RETURNS         LOCAL CURRENCY RETURNS
        Korea                            73.3%                     73.1%
        Indonesia*                       68.0%                     49.6%
        Taiwan                           47.1%                     47.9%
        Thailand*                        41.3%                     36.7%
        Malaysia*                        35.6%                     35.6%
        Singapore*                       30.5%                     29.5%
        Philippines*                     26.5%                     23.3%
        Hong Kong                        23.9%                     23.9%
        India                            13.0%                     15.2%
        China*                           10.1%                     10.1%

*Market indices used to calculate these returns reflect transactions that are free of foreign ownership limits or legal restrictions at the country level.

Source: FactSet, an online database of financial and market data derived from many sources.

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COUNTRY ALLOCATION

Relative to the Fund's benchmark index (i.e., MSCI Asia Free ex-Japan index), the biggest asset allocation changes were moving from a slight overweight position in Hong Kong to underweight, while also increasing an already overweight position in Korea even further. The Fund also increased weightings in Malaysia and Thailand while reducing weightings in India and Singapore.

On November 30, 2001, Morgan Stanley Capital International, Inc. (MSCI) rebalanced its various index weightings, partly as a result of its ongoing drive to favor equity markets that have a higher free-float component (i.e., freely tradable shares) and hence offer more market liquidity to foreign investors. As a result of the changes, the Fund's relative weightings in India, Malaysia, and Thailand all were reduced in comparison to the benchmark index, while Korea and Taiwan were raised.

Korea now stands as the Fund's single largest country allocation with 26.8% of the Fund's net assets on April 30, 2002.

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COUNTRY HOLDINGS*
APRIL 30, 2002

[GRAPHICS OMITTED]

       Korea             26.8%
       Hong Kong         25.3
       Taiwan            16.6
       Singapore          9.3
       India              8.2
       Malaysia           6.5
       Thailand           3.9
       Indonesia          0.8
       China              0.7
       Philippines        0.5
       Pakistan           0.0
       Sri Lanka          0.0
       Cash               0.9

       *Percent of Fund's Net Assets

[GRAPHICS OMITTED]

OCTOBER 31, 2001*

       Hong Kong         29.6%
       Korea             19.9
       Taiwan            15.1
       Singapore         11.2
       India              9.8
       Malaysia           5.6
       Thailand           3.1
       China              1.1
       Philippines        0.8
       Indonesia          0.5
       Pakistan           0.0
       Sri Lanka          0.0
       Cash               3.7

       *Percent of Fund's Net Assets

--------------------------------------------------------------------------------
Note: The percentages in the above tabulations add to slightly more than 100%, the difference reflecting the net result of share purchase and sale transactions that remained in process at the close of business on October 31, 2001 and April 30, 2002, respectively.
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                                                      THE ASIA TIGERS FUND, INC.

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REGIONAL OUTLOOK

Non-Japan Asia stock markets performed exceptionally well for the six months ended April 30, 2002, surging 37.5%, making it by far the top-performing region in the world for equity investors. By comparison, for the same period, in the U.S., the Dow Jones Industrial Average rose 9.6%; the Standard and Poor's 500 Index inched up just 1.62%, and the Nasdaq Composite Index dropped (0.12%).

We believe there were several reasons for Asia's sharp outperformance. First, because of its strong export focus (25% of regional GDP), Asia has always been viewed as highly leveraged to a U.S. and global economic recovery. Hence, with a consensus view growing in early 2002 that a U.S. economic recovery would materialize by the second half of the year, it was not surprising that Asian equity markets took the lead in outperforming.

On the other hand, we believe if that were the entire argument, it is unlikely Asia's gains would have held up as well as they have, considering that investors' convictions about a U.S. recovery in the second half have weakened dramatically in recent weeks. We believe there has been more to Asia's recent rally than just this traditional argument. Over the past several months, there has also been a growing realization that the valuation disparity between U.S. and Asian equity markets had become excessive. Indeed, even with Asia's rally, as of April 30, 2002, the S&P 500 Index traded at roughly a 25x 2002 price-earnings ratio while non-Japan Asian markets traded at an average 15x 2002 price-earnings ratio, despite the fact that Corporate Asia's earnings are growing faster.

Interestingly, events in the U.S. and not Asia have been the catalyst for investors shifting money out of developed markets and into emerging markets, (including Asia, of course, which has been the favorite destination). Various corporate scandals - the most notable being Enron - as well as Wall Street investigations have prompted investors to re-examine the lower equity risk premium assigned to U.S. equities. The argument has always been that Corporate America deserved this lower risk profile because of its supposedly higher quality corporate governance, accounting transparency, and more rigorous regulatory scrutiny. At the same time, investors may be discovering that Asia's progress on improving these areas since the 1997-98 Asian Crisis has been at least somewhat overlooked - although the situation is still far from ideal or even acceptable. The net result has been investors responding by bidding up the risk premium in the U.S. and lowering it in Asia. Lower risk premiums translate into higher price earnings ratios and vice-versa.

Other factors have played a role as well. Historically low interest rates and plentiful global liquidity have continued to exert a positive influence. Indeed, in our opinion, liquidity has always played a pivotal role in Asian markets' performance. First, as a result of the high liquidity, many local investors have moved money from bank deposits into their domestic stock markets, where they can sometimes find dividend yields higher than the 1.5%-2% yields typical of bank deposit rates. In most non-Japan Asian markets, local investors account for 60%-80% of the average daily trading volume.

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THE ASIA TIGERS FUND, INC.

In addition, in several Asian countries, the low interest rate environment has helped spark a consumer credit boom, which has led to stunning gains in consumer finance, credit card, and other related companies. The most striking example of this phenomenon has been in Korea, although a consumer credit boom has also been taking place in Thailand, Malaysia, and to a lesser extent, Hong Kong and Singapore.

We are particularly excited about Asia's new-found consumer boom. Although it is being aided by cyclically low interest rates, we believe it also shows signs of being a new, secular trend. Over the past year, there has been growing evidence in almost all Asian countries that consumer spending is stepping up to play a major role in fueling GDP growth, and domestic Asian companies are responding by targeting local consumer markets more seriously. In short, Asia can no longer be considered simply an "export play" on global GDP growth. We anticipate this trend to continue and strengthen, creating new opportunities for investors in Asia. It is indeed heartening in our view, to see that Asia does not appear to be going down the same path as Japan in term of corporate mal-investment. Instead, it appears that Asian governments have learned from Japan's mistakes, as well as from their own over-investment mistakes that helped bring on the Asian Crisis. We believe that there appears to be a clear understanding among most Asian governments that their countries are rich enough to be able to encourage consumer spending, and that they consider it an important component of GDP.

A final point to make is that, slow as it may be, there also continues to be evidence of positive structural change in Asia. Almost all countries have made headway in the past twelve months. In our view, China and Korea stand out as the most aggressive in tackling structural reform. Although there is bound to be some occasional backsliding, we believe reform efforts will undoubtedly continue, for the simple reason that Corporate Asia and Asian governments have no choice but to improve.

Looking ahead, we believe there is a good chance that non-Japan Asian equities can sustain and even build on their positive year-to-date performance. The most positive scenario, of course, would be a solid U.S. recovery, which would lead to a continued recovery in Asian exports. However, even if this does not pan out, in our view, Asian markets may be able to sustain their recent de-coupling from the U.S., being driven by their own catalysts of rising domestic demand and restructuring. The de-coupling of Asian markets from U.S. markets is a phenomenon that has long been talked about without happening, but we believe it could become a reality for 2002. However, to sustain this, the Asian markets will need to avoid earnings disappointments as well as major negative surprises on the corporate governance or government policy-making fronts.

The Fund, which employs a bottom-up strategy as well as a quantitative screening process, remains focused on attempting to find and invest in high-quality companies. Asian markets are very often excessively driven by short-term liquidity and sentiment, with trading-oriented locals contributing to the market volatility. In this environment, the Fund remains focused on fundamental value, rather than chasing a momentum strategy. We believe that even in Asia, this value-based approach wins out over the long-term. Already, the Philippines is down sharply from its beginning-of-the-year gains,

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                                                      THE ASIA TIGERS FUND, INC.

and we expect Indonesia is poised to correct sharply. We attempt to aim for fundamentally attractive companies and markets, not the "market of the month". We believe this is the best way for building long-term value for shareholders.

CHINA
US$0.9 MILLION, 0.7% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

By the second half of 2001, it became evident that China was not completely immune to the global economic slowdown, as its GDP growth slowed down to 7% from 7.9% growth in the first half. The country's exports, especially U.S.-bound shipments, decelerated sharply. Fortunately, China's domestic demand has shown remarkable resilience, aided by loose monetary and fiscal policies. Moreover, structural factors, such as home ownership reform and WTO entry, have fueled robust growth in real estate investment and foreign direct investment (FDI) inflows. Looking toward the second half of 2002, a tentative global recovery coupled with accommodative domestic policies should enable the economy to maintain a relatively high sustainable growth rate.

To build a foundation for future economic growth, we believe China's government has continued its push for structural reforms, with improving capital markets efficiency high on its priority list. The China Securities Regulatory Commission
(CSRC) has been granted greater powers to regulate the stock market and listed companies. The Security Law of 1999 has started to be enforced and indeed strengthened. Open-end mutual funds were introduced to develop institutional fund management. Reforms in other areas, such as restructuring of the telecommunications, power and aviation sectors have also made important progress.

CHINA MOBILE remains the Fund's biggest holding in China. As reported for 2001, China Mobile achieved operating revenue and net profit of RMB100.3 billion and RMB28.0 billion. Its subscriber base reportedly totaled 69.6 million at the end of 2001, with a market share of 72.4%. We understand that average revenue per user (ARPU) and new subscriber growth has been tending down steadily, its profit growth will remain tempered in the medium term. We expect the company to complete the acquisition of the remaining mobile phone networks from the parent company in the first half of 2002.

HONG KONG
US$35.2 MILLION, 25.3% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

Although Hong Kong turned in a respectable performance for the six months ended April 30, 2002, rising 23.9%, its equity market has struggled so far this year, and was reported as the worst performing Asian market in the first quarter of 2002.

Hong Kong's achilles heel has always been an over-reliance on its property market, including a banking system where loan portfolios are heavily dependent on mortgages and other property-related loans. Since 1999, deflation has been a major challenge for Hong Kong, with the consumer price

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THE ASIA TIGERS FUND, INC.

index (CPI) contracting 2.5%-3.5% each year. Moreover, with the Hong Kong dollar tightly pegged to the U.S. dollar at US$1:HK$7.8, the currency has not been allowed to weaken, which is the classic Central Bank response to deflationary pressures in an economy. Hence, the full brunt of deflation in Hong Kong has been absorbed through contracting asset prices and declining salaries and wages, sparking one of the most painful recessions in Hong Kong in recent memory.

Looking ahead, the good news for Hong Kong is that deflation appears to be easing while the U.S. dollar has started to weaken. Improving exports and industrial production as well as a sharp rise in property transactions also all point to the fact that Hong Kong's economy is clearly past the worst. The key question remains how strong the economic recovery will be. Although Hong Kong continues to have structural problems to address, most notably an over-narrow tax revenue base, we do not share the views of those investors who are "structurally bearish" on Hong Kong. As we believe there are better opportunities in the region, however, the Fund does continue to underweight Hong Kong vis-a-vis its MSCI benchmark index.

HUTCHISON WHAMPOA is the Fund's largest holding in Hong Kong. As a conglomerate, the company's business interests include telecommunications, property, oil, container ports, and supermarkets. During the past four years, Hutchison has reported making huge investments in European high-speed wireless licenses, spanning Britain, Italy, Austria, and Sweden. It reportedly also owns significant stakes in Vodafone and Deutsche Telekom. The group's 2001 reported earnings slid 64%, from HK$34.1 billion to HK$12.1 billion, largely on the back of provisioning and write-downs related to its European telecommunications exposure. Operating earnings were actually stronger than expected, with the group's port operations earnings reportedly rising 8% to HK$5.8 billion. Hutchison's year-to-year earnings have always been quite volatile, due to frequent asset sales, provisions, and other items that are taken above the line (i.e., treated as part of the company's ordinary operations).

INDIA
US$11.3 MILLION, 8.2% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

The Indian government continues to make progress in its ongoing efforts to reform and restructure the economy. Deregulation of the oil refining and telecommunication sectors remain on track, with state-owned Bharat Petroleum and Hindustan Petroleum scheduled for privatization by year-end. In the banking sector, the maximum foreign ownership stake was raised from 25% to 49%. The past few months have also seen more positive economic news out of India. GDP growth registered 6.3%, much stronger than expected, while industrial production (IP) was up 3.2% in January 2002, a marked improvement over the previous month's 1.6% growth rate. In short, we believe that there is clear evidence a cyclical recovery in India is underway. As with most of the rest of the countries in the Asian region, interest rates in India are at historically low levels, helping to spur consumer lending (mortgages, automobile loans, etc.) Also, GDP forecasts for both the fiscal year ending March 31, 2002 and the fiscal year ending March 31, 2003 have been raised to 5.5% and 6.5% respectively.

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                                                      THE ASIA TIGERS FUND, INC.

Nevertheless, the market tone in India thus far in 2002 has been decidedly more somber relative to the rest of the Asian region, as indicated by its underperformance. As usual in India, the concerns have to do with politics. In February, rioting reportedly broke out in Gujarat after a group of Muslims attacked a train of Hindu activists in Godhra. Hindu extremists retaliated and for a time the violence appeared to spiral out of control. Although the incident now appears to be settling down, it has clearly taken up a lot of the government's time and goodwill and has diverted its attention from the restructuring and reform process. We do not believe the reform momentum has been lost in India, but it has cast a short-term pall over the market.

The good news is that India remains one of the most attractively valued markets in Asia, with forecasted earnings-per-share growth of 20% and a price-earnings ratio of less than 10x. Overall, Indian companies also earn some of the highest returns on equity (ROE) in the Asian region, with the average ROE exceeding 20%. The Fund remains overweight in Indian equities relative to its MSCI benchmark index.

As of April 30, 2002, HINDUSTAN PETROLEUM (HPCL) was the Fund's single largest holding in India. Together with BHARAT PETROLEUM (BPCL), the Fund has a significant position in India's oil refining sector. The industry has undergone an unprecedented deregulation effort, where government controlled prices on several oil-related products was effectively removed in April 2002. The next step will be for the full-fledged privatization of HPCL and BPCL, both which continue to be majority-owned by the government. In its most recent earnings release, HPCL announced that earnings for its third fiscal quarter ended December 31, 2001 plunged 82% to Rs 608 million from Rs 3,384 million in the year-earlier period. The decline was due to the sharp fall in import parity prices of its main products, including diesel, petrol, LPG and kerosene. Looking forward, we believe that both BPCL and HPCL will be the main beneficiaries, with their widespread marketing networks, in India's new, fully deregulated operating environment.

INDONESIA
US$1.2 MILLION, 0.8% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

Indonesia has turned in one of the most surprising performances so far in 2002. The small, thinly traded market (valued at approximately US$35 billion) has largely rallied on the perception that the country is seeing fundamental improvement. As reported, bullish investors cite a more stable political environment, a recent government asset sale (BCA Bank), and the successfully concluded Paris Club debt negotiations. Nevertheless, in our opinion, it is worth keeping in mind that the Indonesian market is known for attracting "hot money" with locals and quick-trigger hedge funds make up a lot of the trading. We believe a lot of "hot money" fueled recent gains.

While we do not want to sound overly negative on Indonesia, we believe that the bullish argument, based only on recent developments, is oversimplified and overstated. The main reason for Indonesia's perceived "stability" is that President Megawati has openly embraced the country's controversial military, paving the way for it to resume a more active role in Indonesia's sociopolitical life. In short, in

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terms of Indonesia moving toward democracy, the country is moving backward, not forward, or in our opinion at the very least standing still. Also, although investors chose to ignore it, we believe the privatization of BCA Bank was, in fact, highly controversial and non-transparent. Finally, the Paris Club negotiations marked the first time Indonesia also suspended interest payments (as well as principal), causing Standard & Poor's to follow up with a rating downgrade to 'selective default'. Indonesia is sitting on US$140 billion of external debt, or more than 100% of its GDP.

The Fund's largest holding in Indonesia is PT TELEKOMUNIKASI, the country's fixed-line telephone monopoly. The company recently announced strong fiscal year 2001 earnings, with operating revenues jumping 33% to Rph 16.13 trillion from Rph 12.1 trillion in the previous year. Earnings per share surged 41% to Rph
421.6 from Rph 298.6 in the previous year. The stellar growth was largely fueled by the group's wireless operations. So far in 2002, the news as reported continues to be good for PT TELEKOMUNIKASI, as the government approved a 15% tariff hike in January, while the company was able to sell a 12.7% stake in Telkomsel (its wireless subsidiary), raising US$429 million. Although PT TELEKOMUNIKASI has the capacity to generate a huge amount of cash estimated at US$600-700 million in 2002, the company also has massive capital expenditure requirements, in terms of building out both its fixed-line and wireless networks.

KOREA
US$37.2 MILLION, 26.8% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

Korea was the top performing market for the Fund for the six months ended April 30, 2002, surging 73.3% in U.S. dollar terms. It is also interesting to note that Korea is the only Asian equity market to register a positive gain during the two-year period April 30, 2000 - April 30, 2002, rising 8.9% in U.S. dollar terms. In fact, all other Asian markets have double-digit losses, clearly underscoring the extent of Korea's positive re-rating since the 1997-98 Asian Crisis. It is true that Korean equities are no longer the bargain they were even 18 months ago when many of the blue chips traded on price earnings ratios of 4x-6x. However, despite the market's recent stunning gains, we believe Korean equities remain valued, on average, at only 10x forecasted 2002 earnings, as 2000 and 2001 earnings growth moved up sharply as well. More recently first quarter 2002 earnings were also in line with high expectations.

Both structurally and cyclically, we believe the underlying fundamental story for Korea remains firmly intact. In our opinion, the government has done a commendable job of re-capitalizing its banking sector, stimulating foreign direct investment, and encouraging the growth of a "consumer culture." Non-performing loans, which totaled 12.9% of the banking system at year-end 1999, dropped to 3.4% by the end of 2001, and continue to decline. FDI totaled US$52 billion in the 1998-2001 period, compared to US$24.6 billion in the previous 30 years (1967-1997). The government is targeting US$15 billion of FDI in 2002, which should be helped by recent sale of Daewoo Motors to General Motors. Yet, the proposed sale of Hynix Semiconductor to Micron of the U.S. was recently rejected by the Hynix Board of Directors.

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As has been the case for most countries in the region, GDP forecasts for Korea have recently been upgraded. In Korea's case, forecasted GDP growth was raised to 5%-5.5% for 2002. The Central Bank is expected to raise interest rates marginally by mid-year in an effort to cool down what it sees as an overly-rapid rise in consumer spending and consumer debt levels. Hence, it is anticipated that export growth and to a lesser extent, capital spending, will pick up the slack in the second half of the year. Korea remains the largest asset allocation weighting in the Fund.

The Fund's single largest holding is SAMSUNG ELECTRONICS, the world's largest manufacturer of computer memory chips, as well as a producer of mobile phones and network equipment. The company's earnings are rebounding faster than those of its rivals because of the company's low cost structure, and its ability to introduce new products more quickly. For the first quarter ended March 31, 2002, reported net profit surged 58% to 1.9 trillion won from 1.2 trillion won a year ago, far better than analysts forecasted. Profits are expected to continue to improve in coming quarters.

MALAYSIA
US$9 MILLION, 6.5% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

The Fund continues to have an underweight position in Malaysia relative to the MSCI index; however, this will move to neutral after the MSCI reduces Malaysia's weighting in the Fund's benchmark index, MSCI AC Asia Free ex-Japan, from approximately 8.5% to 6.5% on May 31, 2002. We completely agree with this action, and believe that 6.5% is an appropriate level for the country to be weighted.

Malaysia has seen its fortunes pick up over the past six months on a number of fronts. The economy is clearly benefiting from the perceived recovery in global demand, although it remains too early to see how robust this will be. On the political front, Prime Minister Mahathir has seen both his domestic and international standing improve since the September 11th tragedy, as the incident has: a) given him an opportunity to crack down on hard-line Muslim political opponents at home, while b) improving his standing in the eyes of the U.S. government. As a result, the potentially unstable political environment is not the issue it was in Malaysia one year ago.

Elsewhere, Malaysia has also benefited from the same trend of low interest rates and plentiful liquidity that has been the catalyst for consumer lending in the rest of the region. Meanwhile, as reported, the government's asset management company, CDRC (Corporate Debt Restructuring Committee) has helped reduce the banking system's non-performing loans to 11.5% from 15% at its peak in 1999. We expect the percentage of non-performing loans to drop into single digits by the second half of 2002. Although concern remains about the Malaysian currency (the ringgit) being pegged to the U.S. dollar, and how that may be leading to sub-optimal performance, the Central Bank has stated unequivocally that the peg will remain in place. In the meantime, foreign reserves are steadily climbing, and S&P recently upgraded Malaysian sovereign debt from stable to positive.

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Malaysian equities, we believe, are not cheap at the current levels (19x 2002 price-earnings ratio), and we are comfortable with a close-to-neutral position. The next big test for Malaysian equities will be when Malaysian companies try to re-start the IPO market later this year.

The Fund's single largest industry weighting in Malaysia is in Electronic Components and Instruments, through holdings in UNISEM and MALAYSIAN PACIFIC INDUSTRIES (MPI). After five quarters of contraction, both companies reported signs of significant improvement in customer demand during the first quarter of 2002, and most industry analysts forecast worldwide semiconductor sales will continue to pick up in the second half of 2002. Although both Unisem and MPI reported losses in the first quarter of 2002, management at both companies expressed optimism they would return to profitability in the remaining three-quarters of the year. For Unisem, as reported, the loss in its first fiscal quarter ended March 31, 2002 totaled (1.3 million ringgit), compared with a profit of 9 million ringgit in the year-earlier period. Malaysian Pacific Industries, which has a June fiscal year-end, reported a loss of (11.3 million ringgit) in its second fiscal quarter ended December 31, 2001 compared with a profit of 91.6 million ringgit in the comparable year-earlier period.

THE PHILIPPINES
US$0.8 MILLION, 0.5% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

As Ms. Gloria Arroyo enters her second year as President of the Philippines, it is important to note that she has had some successes over the past 12 months. The most notable has been the reining in of the country's Budget Deficit, which caused Moody's to upgrade the Philippines' credit outlook from "negative" to "stable" in February 2002. In the wake of the September 11th tragedy, the Philippines has also benefited from renewed attention and foreign aid commitments from the United States and other allies.

That said, however, except for the budget deficit, we believe the Philippines has made very little progress in tackling any of the structural problems that bedevil both its economy and political system. Non-performing loans in the banking system continue to exceed 17% of system-wide loans, while one of the key litmus tests for foreign investors - a rate hike for Manila Electric so it can be allowed to earn a commercial profit - remains elusive. First quarter 2002 earnings were disappointing, hurt by a weak economy and rising costs. In addition, the Philippines has been one of the first markets to substantially retrace its gains since it run-up earlier in the year as part of a global emerging markets rally declining 8% in April. We expect the Philippines will remain a marginal market even for Asian dedicated funds.

The Fund's largest holding in the Philippines is ABS-CBN BROADCASTING CORPORATION, owner of the Philippines' largest television and radio station. Television advertising, the company's main revenue source, has fallen off sharply in the Philippines in response to the weak economic environment. ABS-CBN recently announced first quarter 2002 earnings that declined 99% to 3.82 million pesos from 382 million pesos in the year earlier period. Airtime revenues reportedly dropped 22% to 1.64 billion pesos from 2.1 billion pesos in the year earlier period. Results were also negatively impacted

                                                      THE ASIA TIGERS FUND, INC.

by employee termination costs and higher interest expense, which more than doubled to 195 million pesos. Earnings are expected to improve in the second half of the year, as the Philippine economy gradually improves in line with a global economic rebound.

SINGAPORE
US$12.9 MILLION, 9.3% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

Singapore's equity market rose 30% for the six months ended April 30, 2002, placing its performance roughly in the middle among Asian markets. Like much of Southeast Asia, Singapore remains highly dependent on exports, especially of electronics products, and the city-state has been suffering over the past two years amidst the downturn in global capital spending. The good news is that in our view signs of a bottoming-out in cyclical downturn were clearly evident by the middle of the first quarter 2002, with electronics output showing its first rise in 11 months. As with the rest of Asia, GDP forecasts were raised in Singapore, with most private economists forecasting 2002 GDP growth of 3.2%.

The Singapore government continues to take pro-active measures to make it more competitive. As reported in the recent 2002 Budget, the corporate tax rate was slashed by 2.5% to 22% while the personal tax rate was cut by 4% to 22%, with plans to bring them both down to 20% in three years. Singapore firms continue to rank near the top in the region for corporate governance, while the economy has also been cited for being "the least bureaucratic in Asia" by Political & Economic Risk Consultancy, Ltd. (PERC), a consulting firm specializing in strategic business information and analysis for companies doing business in East and Southeast Asia. In recent months, the Singapore market has underperformed the higher-risk, potentially higher-growth markets in the region such as Thailand and Malaysia. However, we believe Singapore equities are very close to being near valuation levels that would justify accumulation again.

The Fund's single largest holding in Singapore is OVERSEA-CHINESE BANKING CORPORATION LIMITED (OCBC), which is actually one of three Singaporean banks, including Development Bank of Singapore (DBS) and United Overseas Bank (UOB). The Fund is overweighed in the Singapore banking sector, relative to its benchmark index.

All three Singaporean banks have reportedly made major acquisitions over the past 12 months - OCBC acquiring Keppel Capital; DBS Bank acquiring Dao Heng Bank in Hong Kong, and UOB acquiring Overseas Union Bank (OUB). With the merger activity behind them, all three managements are now focused on reaping the cost and revenue synergies by successfully integrating their purchases into their existing operations.

OCBC recently reported an 11% decline in earnings in the second half of 2001, to S$352 million from S$395 million in the year earlier period. The decline was reportedly entirely due to the bank setting aside more money than expected for provisioning, as the pre-provisioning operating profit for the full-year 2001 surged 25.7% to S$1.34 billion from S$1.07 billion in 2000. Provisions for the

THE ASIA TIGERS FUND, INC.

year increased nearly four-fold to S$517m, from only S$139m in 2001. With the worst behind it, OCBC is expected to recover strongly beginning in the second half of 2002, as the cost savings related to the merger with Keppel Capital begin to flow through.

TAIWAN
US$23 MILLION, 16.6% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

Taiwan's electronics-centric economy was hit hard in 2001. However, signs of stabilization emerged in the fourth quarter. GDP fell by 1.9% year-on-year in the fourth quarter after a fall of 4.2% in the third, implying a seasonally adjusted quarter-on-quarter rebound of 2.2%. Consumer activity picked up in the fourth quarter because of the pent-up demand following the typhoon-induced low in the third quarter and the rally of the stock market. External demand also showed signs of revival with exports posting seasonally adjusted month on month gains in both December and January. While still facing strong head winds, such as a high unemployment rate and industry over-capacity, the economy could stage a gradual recovery this year as Taiwan continues to restructure domestic economy and accelerates its integration with China.

The victory for the Democratic Progressive Party (DPP) in last December's legislative election strengthened President Chen Shui-bian's power base. Out of the 225 seats in the Legislative Yuan, the DPP captured 87 seats, trouncing both the Kuomintang (68 seats) and the People's First Party (46 seats). President Chen now has effective control over both the executive and legislative branches of government, which should lead to greater political stability and administrative efficiency. There were also signs of improvement in cross-strait relations. The first was Taiwan's lifting of many restrictions on mainland investments last August. In response, Beijing has indicated a much greater willingness to deal with the DPP government. Although in many respects an acknowledgement of reality, this marked significant change in cross-strait policy. In our view, progress in 2002 in issues such as direct-links will have positive impact on the stock market.

Our investment in Taiwan continues to be concentrated in the technology sector. Our top three holdings are TAIWAN SEMICONDUCTOR (TSMC), UNITED MICROELECTRONICS
(UMC) and HON HAI PRECISION. TSMC and UMC are the global leaders in semiconductor foundry services, while Hon Hai is a leading electronic manufacturing service (EMS) company. All of them are the beneficiaries of secular growth in global outsourcing. After bottoming in the third quarter of last year, TSMC and UMC have reportedly experienced strong recovery. Hon Hai was able to leverage its low-cost manufacturing base in China and reported growing revenue and net profit by 55% and 27% in 2001.

THAILAND
US$5.4 MILLION, 3.9% OF THE FUND'S NET ASSETS AS OF APRIL 30, 2002

Thailand's equity market has performed exceptionally well for the six months ended April 30, 2002, rising 47.1% in U.S. dollar terms. As in the rest of the Asian region, the government raised its GDP

                                                      THE ASIA TIGERS FUND, INC.

forecast for 2002 from 1%-3% to 3%-3.5% while also forecasting 6%-7% growth in government spending. Also, similar to the rest of Asia, the Central Bank in Thailand has been lowering interest rates over the years, so that the current Benchmark Rate stands at 2%, a situation which has helped kick-start a consumer credit boom there.

In our opinion, there are clear signs that growth in Thailand is picking up. During the first quarter, as reported, manufacturing output rose 4.2% year-on-year compared to only a 1.6% rise in the fourth quarter of 2001. Private consumption trends have also been strong, with both auto sales and cement sales up by more than 30% in the first quarter of 2002. However, the banking sector remains the weak link of the economy. Although there is a lot of optimism surrounding Thai Asset Management Corporation's (TAMC) ability to restructure its targeted 500 billion baht in loans by year-end, there is concern that the easy restructuring has already been done. Also, government spending has played a significant role in the economy's recent strength (fiscal expenditure was up 27% year-on-year in the first quarter). Yet, with public debt looking to rise to 65% of GDP by year-end 2002, we believe this is not sustainable. In our opinion, the government's policies must be focused on a) encouraging more foreign direct investment, and b) clearing out the bad loans in the banking system.

Even with these challenges, we continue to believe that Thailand has far better macro fundamentals than Indonesia or the Philippines, and, arguably, fewer economic distortions than Malaysia. The Fund continues to have an overweight position in Thailand versus the benchmark index.

The Fund's largest holding in Thailand continues to be ADVANCED INFORMATION SERVICE, the country's dominant wireless phone company. During 2001, the company's subscribers reportedly more than doubled to 4.81 million, giving it about a 66% market share. Management is forecasting to add 4.6 million new subscribers in 2002, or roughly a 95% year-on-year increase. Thailand remains extremely under penetrated in the wireless phone industry, with only a 12% penetration rate. In its more recent earnings announcement, Advanced Info wrote off 3 billion baht to reflect the diminishing value of its analog network, where sales are plunging as users shift to its digital network. The write-off caused Advanced Info to record a 1.8 billion baht loss for the three months ended December 31, 2001 compared with a 1.3 billion baht profit in the year earlier period. The company had warned investors of the write-off months ahead of time.

Punita Kumar-Sinha

/s/ PUNITA KUMAR-SINHA

Portfolio Manager
Advantage Advisers, Inc.

THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------

CHANGE IN INVESTMENT POLICY

On April 30, 2002, the Board of Directors of the Fund approved a change to the Fund's investment policies in connection with new Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of the value of its assets in equity securities of Asian Companies (as defined in the Fund's prospectus). Previously, the Fund's investment policies stated that the Fund would invest at least 65% of the value of its assets in such securities. The Board also adopted a policy to provide the stockholders of the Fund with 60 days' notice of any change to the investment policy adopted if such notice is required by Rule 35d-1.

ADOPTION OF "INTERVAL FUND" STRUCTURE

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each quarterly offer, and will be between 5% and 25% of the Fund's then outstanding shares. It is currently anticipated that the first repurchase offer by the Fund will occur on or around the end of the Fund's fourth fiscal quarter, which ends on October 31, 2002, with subsequent repurchase offers to be made quarterly thereafter.

TENDER OFFER

The Fund conducted a tender offer during the first quarter of 2002 for up to 25% of the Fund's outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share at the termination of the tender. The tender commenced on February 15, 2002 and expired on March 15, 2002. In connection with the tender, the Fund purchased 4,860,746 shares of capital stock at a total cost of $42,288,493.

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund has authorized the Fund to repurchase from time to time in the open market up to 2,000,000 shares of the Fund's common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. During the six months ended April 30, 2002, the Fund repurchased a total of 32,800 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note E to the Financial Statements).

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

--------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments                                              (UNAUDITED)

COMMON STOCKS     97.39%

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  CHINA                                      0.69%
                  COAL                                       0.55%
  1,842,000       Yanzhou Coal Mining Company Limited ............        $    637,855      $    743,967
                                                                          ------------      ------------
                  ENERGY SOURCES                             0.14%
      9,600       PetroChina Company Limited ADR .................             200,890           195,168
                                                                          ------------      ------------
                  TOTAL CHINA ....................................             838,745           939,135
                                                                          ------------      ------------
                  HONG KONG                                 25.69%
                  AGRICULTURE                                0.78%
    684,000       Chaoda Modern Agriculture Holdings Limited .....             255,477           247,758
  2,410,000       Euro-Asia Agricultural Holdings Company Limited+             496,681           818,872
                                                                          ------------      ------------
                                                                               752,158         1,066,630
                                                                          ------------      ------------
                  BANKING                                    2.24%
    214,500       Hang Seng Bank Limited .........................           2,021,061         2,454,646
     51,700       HSBC Holdings PLC ..............................             589,185           614,834
                                                                          ------------      ------------
                                                                             2,610,246         3,069,480
                                                                          ------------      ------------
                  BUSINESS & PUBLIC SERVICE                  1.40%
    712,000       Hong Kong Exchanges & Clearing Limited .........           1,018,868         1,268,960
    848,000       Travelsky Technology Limited ...................             549,271           652,380
                                                                          ------------      ------------
                                                                             1,568,139         1,921,340
                                                                          ------------      ------------
                  COMPUTERS                                  0.21%
    616,000       Digital China Holdings Limited+ ................             255,004           286,314
                                                                          ------------      ------------
                  CONSUMER GOODS & SERVICES                  0.54%
    465,000       Li & Fung Limited ..............................             304,950           745,274
                                                                          ------------      ------------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.74%
    171,000       ASAT Holdings Limited ADR+ .....................             320,555           273,600
    491,000       Johnson Electric Holdings Limited ..............             449,243           742,876
                                                                          ------------      ------------
                                                                               769,798         1,016,476
                                                                          ------------      ------------
                  ENERGY SOURCES                             1.05%
     40,430       China Petroleum and Chemical Corporation ADR ...             786,185           648,093
     30,000       CNOOC Limited ADR ..............................             572,497           784,500
                                                                          ------------      ------------
                                                                             1,358,682         1,432,593
                                                                          ------------      ------------

                                                                              17

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  HONG KONG (CONTINUED)
                  FINANCIAL SERVICES                         1.30%
    349,600       Dah Sing Financial Group .......................        $  1,484,133      $  1,784,053
                                                                          ------------      ------------
                  MEDIA                                      0.32%
     88,000       Television Broadcasts Limited ..................             318,604           434,407
                                                                          ------------      ------------
                  MULTI-INDUSTRY                             3.96%
    616,900       Hutchison Whampoa Limited ......................           3,303,986         5,418,245
                                                                          ------------      ------------
                  NON-FERROUS METALS                         0.14%
  1,076,000       Aluminum Corporation of China Limited+ .........             194,789           193,149
                                                                          ------------      ------------
                  OPTICAL SUPPLIES                           0.25%
  3,848,000       Moulin International Holding Limited ...........             343,978           335,504
                                                                          ------------      ------------
                  REAL ESTATE                                5.44%
    185,700       Cheung Kong Holdings Limited ...................           1,546,450         1,767,916
    556,045       China Vanke Company Limited ....................             604,555           540,421
    707,000       Great Eagle Holdings Limited ...................             995,189           833,989
    481,000       Hopewell Holdings Limited ......................             350,052           348,455
     83,476       Kerry Properties Limited .......................             111,758            88,837
    443,300       Sun Hung Kai Properties Limited ................           3,056,204         3,865,093
                                                                          ------------      ------------
                                                                             6,664,208         7,444,711
                                                                          ------------      ------------
                  RETAIL FOOD CHAINS                         0.28%
    544,000       Cafe De Coral Holdings Limited .................             401,207           387,120
                                                                          ------------      ------------
                  RETAILING                                  1.08%
    328,000       Esprit Holdings Limited ........................             382,148           630,839
    311,300       Yue Yuen Industrial Holdings Limited ...........             575,316           846,191
                                                                          ------------      ------------
                                                                               957,464         1,477,030
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         3.66%
    522,000       Asia Satellite Telecommunications
                    Holdings Limited .............................           1,581,036           809,859
  1,282,500       China Mobile (Hong Kong) Limited+ ..............           4,063,939         4,201,473
                                                                          ------------      ------------
                                                                             5,644,975         5,011,332
                                                                          ------------      ------------

18

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  HONG KONG (CONTINUED)
                  TRANSPORTATION                             1.33%
    568,400       Cathay Pacific Airways Limited .................        $    903,764      $    983,878
    545,500       MTR Corporation Limited ........................             803,395           832,329
                                                                          ------------      ------------
                                                                             1,707,159         1,816,207
                                                                          ------------      ------------
                  UTILITIES - ELECTRIC & GAS                 0.97%
    143,280       CLP Holdings Limited ...........................             623,656           562,160
  1,030,000       Huaneng Power International Incorporated .......             400,798           765,982
                                                                          ------------      ------------
                                                                             1,024,454         1,328,142
                                                                          ------------      ------------
                  TOTAL HONG KONG ................................          29,663,934        35,168,007
                                                                          ------------      ------------
                  INDIA                                      8.27%
                  AGRICULTURE                                0.18%
    436,500       Gujarat Narmada Valley Fertilizers
                    Company Limited ..............................             247,872           243,987
                                                                          ------------      ------------
                  BANKING                                    1.26%
    632,835       Bank of Baroda .................................             634,040           661,547
     93,000       Corporation Bank ...............................             257,493           264,194
    172,100       State Bank of India ............................             688,776           802,113
                                                                          ------------      ------------
                                                                             1,580,309         1,727,854
                                                                          ------------      ------------
                  BEVERAGES & TOBACCO                        0.43%
     45,150       ITC Limited ....................................             724,731           580,638
                                                                          ------------      ------------
                  BUSINESS & PUBLIC SERVICE                  0.87%
     15,573       Infosys Technologies Limited ...................           1,065,999         1,174,261
    103,749       Vans Information Limited+ ......................             237,956            21,098
                                                                          ------------      ------------
                                                                             1,303,955         1,195,359
                                                                          ------------      ------------
                  CHEMICALS                                  0.93%
    224,283       Reliance Industries Limited+ ...................             707,499         1,277,263
                                                                          ------------      ------------
                  ENERGY SOURCES                             1.36%
     86,200       Bharat Petroleum Corporation Limited ...........             561,090           516,266
    230,800       Hindustan Petroleum Corporation Limited ........             687,780         1,348,338
                                                                          ------------      ------------
                                                                             1,248,870         1,864,604
                                                                          ------------      ------------

                                                                              19

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  INDIA (CONTINUED)
                  HEALTH & PERSONAL CARE                     1.57%
    306,470       Hindustan Lever Limited ........................        $  1,443,387      $  1,270,225
     50,656       Ranbaxy Laboratories Limited ...................             642,379           880,087
                                                                          ------------      ------------
                                                                             2,085,766         2,150,312
                                                                          ------------      ------------
                  PHARMACEUTICALS                            0.33%
     20,800       Dr. Reddy's Laboratories Limited ADR ...........             313,892           454,896
                                                                          ------------      ------------
                  TECHNOLOGY                                 0.85%
    216,893       Satyam Computer Services Limited ...............             921,842         1,161,816
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         0.49%
     99,000       GTL Limited ....................................             246,730           247,854
     84,515       HCL Technologies Limited .......................             643,697           419,120
                                                                          ------------      ------------
                                                                               890,427           666,974
                                                                          ------------      ------------
                  TOTAL INDIA ....................................          10,025,163        11,323,703
                                                                          ------------      ------------
                  INDONESIA                                  0.86%
                  BANKING                                    0.14%
    675,000       PT Bank Central Asia ...........................             137,686           191,720
                                                                          ------------      ------------
                  BEVERAGES & TOBACCO                        0.44%
    238,000       PT Gudang Garam+ ...............................             418,853           292,079
    652,000       PT Hanjay Mandala Sampoerna ....................             307,732           305,734
                                                                          ------------      ------------
                                                                               726,585           597,813
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         0.28%
     43,800       PT Telekomunikasi Indonesia ADR ................             324,789           390,696
                                                                          ------------      ------------
                  TOTAL INDONESIA ................................           1,189,060         1,180,229
                                                                          ------------      ------------
                  KOREA                                     25.04%
                  APPLIANCE & HOUSEHOLD DURABLES             5.95%
     27,570       Samsung Electronics Company Limited ............           3,495,897         8,138,588
                                                                          ------------      ------------
                  AUTOMOBILES                                1.08%
     39,710       Hyundai Motor Company Limited ..................             596,855         1,472,957
                                                                          ------------      ------------

20

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA (CONTINUED)
                  BANKING                                    4.24%
    101,231       Kookmin Bank ...................................        $  2,006,626      $  4,607,632
     88,800       Shinhan Financial Group Company Limited ........             829,549         1,200,881
                                                                          ------------      ------------
                                                                             2,836,175         5,808,513
                                                                          ------------      ------------
                  BEVERAGES & TOBACCO                        0.62%
     15,200       Hite Brewery Company Limited ...................             476,616           851,590
                                                                          ------------      ------------
                  CONSTRUCTION & HOUSING                     1.75%
     35,020       Daelim Industrial Company Limited ..............             362,716           424,878
     22,030       Hanil Cement Company Limited ...................             609,801           771,190
     10,630       Kumkang Korea Chemical Company Limited .........             658,500         1,199,320
                                                                          ------------      ------------
                                                                             1,631,017         2,395,388
                                                                          ------------      ------------
                  COSMETICS - TOILETRY                       0.51%
    203,420       Coreana Cosmetics Company Limited ..............             843,902           699,524
                                                                          ------------      ------------
                  FINANCIAL SERVICES                         0.94%
     21,240       Daishin Securities Company+ ....................             398,581           383,257
     24,700       Kookmin Credit Card Company Limited ............             688,358           899,015
                                                                          ------------      ------------
                                                                             1,086,939         1,282,272
                                                                          ------------      ------------
                  FOOD & HOUSEHOLD PRODUCTS                  0.83%
     26,510       Cheil Jedang Corporation .......................           1,435,271         1,143,123
                                                                          ------------      ------------
                  GAMBLING                                   0.31%
      3,610       Kangwon Land Incorporated ......................             556,687           419,849
                                                                          ------------      ------------
                  INSURANCE                                  0.72%
     14,560       Samsung Fire & Marine Insurance
                    Company Limited+ .............................             708,661           984,506
                                                                          ------------      ------------
                  INTERNET                                   0.64%
      8,380       Internet Auction Company Limited+ ..............             150,039           147,972
    122,900       Woongjin.com Company Limited ...................             601,967           731,293
                                                                          ------------      ------------
                                                                               752,006           879,265
                                                                          ------------      ------------
                  MACHINERY & ENGINEERING                    0.28%
      8,430       Halla Climate Control Corporation ..............             278,687           377,837
                                                                          ------------      ------------

                                                                              21

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA (CONTINUED)
                  METALS - STEEL                             1.06%
      3,900       POSCO ..........................................        $    176,109      $    387,272
     43,250       POSCO ADR ......................................           1,332,675         1,057,462
                                                                          ------------      ------------
                                                                             1,508,784         1,444,734
                                                                          ------------      ------------
                  RETAILING                                  1.19%
      3,290       LG Home Shopping Incorporated ..................             403,489           395,344
      7,460       Shinsegae Company Limited ......................             820,851         1,236,560
                                                                          ------------      ------------
                                                                             1,224,340         1,631,904
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         3.25%
     36,220       KT Corporation .................................           2,205,944         1,628,997
     14,490       SK Telecom Company Limited .....................           2,110,223         2,816,147
                                                                          ------------      ------------
                                                                             4,316,167         4,445,144
                                                                          ------------      ------------
                  TRANSPORTATION - AIR                       0.00%
          5       Korean Air Company Limited+ ....................                  48                78
                                                                          ------------      ------------
                  UTILITIES - ELECTRIC & GAS                 1.67%
    121,060       Korea Electric Power Corporation ...............           3,356,347         2,292,006
                                                                          ------------      ------------
                  TOTAL KOREA ....................................          25,104,399        34,267,278
                                                                          ------------      ------------
                  MALAYSIA                                   6.56%
                  BANKING                                    0.97%
    433,950       Malayan Banking ................................             804,664         1,050,605
    263,000       Public Bank+ ...................................             257,805           271,302
                                                                          ------------      ------------
                                                                             1,062,469         1,321,907
                                                                          ------------      ------------
                  BEVERAGES & TOBACCO                        0.30%
     44,200       British American Tobacco Malaysia ..............             406,771           412,917
                                                                          ------------      ------------
                  CONSTRUCTION & HOUSING                     0.38%
    310,000       Gamuda .........................................             431,397           518,021
                                                                          ------------      ------------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        1.75%
    191,000       Malaysian Pacific Industries ...................           1,684,938         1,105,778
    351,000       Unisem .........................................           1,667,237         1,293,144
                                                                          ------------      ------------
                                                                             3,352,175         2,398,922
                                                                          ------------      ------------

22

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  MALAYSIA (CONTINUED)
                  LEISURE & TOURISM                          1.46%
    229,600       Genting ........................................        $    812,945      $    942,558
    382,000       Resorts World ..................................             874,435         1,055,515
                                                                          ------------      ------------
                                                                             1,687,380         1,998,073
                                                                          ------------      ------------
                  MULTI-INDUSTRY                             1.17%
    451,000       Berjaya Sports Toto ............................             860,410         1,091,883
    180,000       Tanjong PLC ....................................             413,737           506,837
                                                                          ------------      ------------
                                                                             1,274,147         1,598,720
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         0.53%
    287,000       Telekom Malaysia ...............................             713,860           732,598
                                                                          ------------      ------------
                  TOTAL MALAYSIA .................................           8,928,199         8,981,158
                                                                          ------------      ------------
                  PHILIPPINES                                0.56%
                  MEDIA                                      0.38%
    903,500       ABS-CBN Broadcasting Corporation+ ..............             966,681           517,560
                                                                          ------------      ------------
                  UTILITIES - ELECTRIC & GAS                 0.18%
    323,500       Manila Electric Company+ .......................             373,570           249,215
                                                                          ------------      ------------
                  TOTAL PHILIPPINES ..............................           1,340,251           766,775
                                                                          ------------      ------------
                  SINGAPORE                                  9.25%
                  BANKING                                    3.37%
    112,100       DBS Group Holdings Limited .....................             863,667           866,258
    272,000       Oversea-Chinese Banking Corporation Limited ....           1,385,028         1,951,758
    226,456       United Overseas Bank Limited ...................           1,333,946         1,799,948
                                                                          ------------      ------------
                                                                             3,582,641         4,617,964
                                                                          ------------      ------------
                  BROADCASTING & PUBLISHING                  0.65%
     71,500       Singapore Press Holdings Limited ...............             825,376           887,978
                                                                          ------------      ------------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        0.86%
    125,600       Venture Manufacturing (Singapore) Limited ......             613,538         1,178,562
                                                                          ------------      ------------

                                                                              23

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  SINGAPORE (CONTINUED)
                  FOOD & HOUSEHOLD PRODUCTS                  1.11%
  1,534,000       People's Food Holdings Limited .................        $    669,688      $    863,653
    340,800       Want Want Holdings Limited (U.S.) ..............             399,307           657,744
                                                                          ------------      ------------
                                                                             1,068,995         1,521,397
                                                                          ------------      ------------
                  MACHINERY & ENGINEERING                    0.62%
    730,000       Singapore Technologies Engineering Limited .....             949,685           846,167
                                                                          ------------      ------------
                  REAL ESTATE                                0.47%
     87,600       City Developments Limited ......................             215,689           299,785
    383,000       Keppel Land Limited ............................             342,023           340,360
                                                                          ------------      ------------
                                                                               557,712           640,145
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         1.10%
  1,658,000       Nera Telecommunications Limited ................             722,228           663,493
    991,000       Singapore Telecommunications Limited ...........           1,044,527           836,910
                                                                          ------------      ------------
                                                                             1,766,755         1,500,403
                                                                          ------------      ------------
                  TRANSPORTATION - AIR                       1.07%
    190,000       Singapore Airlines Limited .....................           1,377,972         1,468,234
                                                                          ------------      ------------
                  TOTAL SINGAPORE ................................          10,742,674        12,660,850
                                                                          ------------      ------------
                  TAIWAN                                    16.80%
                  BANKING                                    1.10%
    799,000       Bank SinoPac**+ ................................             395,507           391,261
  2,163,045       Taishin Financial Holdings Company Limited+ ....             687,068         1,115,293
                                                                          ------------      ------------
                                                                             1,082,575         1,506,554
                                                                          ------------      ------------
                  CHEMICALS                                  0.24%
    364,000       Formosa Chemicals & Fibre Corporation ..........             243,561           327,135
                                                                          ------------      ------------
                  DATA PROCESSING AND REPRODUCTION           0.80%
    818,650       Compal Electronics Incorporated ................           1,137,745         1,098,891
                                                                          ------------      ------------

24

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  TAIWAN (CONTINUED)
                  ELECTRICAL & ELECTRONICS                   6.25%
    568,520       Hon Hai Precision Industry Company Limited .....        $  2,459,219      $  2,489,201
  2,404,552       Taiwan Semiconductor Manufacturing
                    Company Limited+ .............................           6,482,653         6,060,561
                                                                          ------------      ------------
                                                                             8,941,872         8,549,762
                                                                          ------------      ------------
                  ELECTRONIC COMPONENTS & INSTRUMENTS        5.48%
    965,403       Advanced Semiconductor Engineering
                    Incorporated+ ..................................           623,737           917,684
    163,871       Ambit Microsystems Corporation .................             838,884           741,092
    353,611       Asustek Computer Incorporated ..................           1,680,179         1,278,321
    758,700       Elan Microelectronics Corporation ..............             910,640           957,227
    440,375       Synnex Technology International Corporation ....             863,091           612,689
  1,962,717       United Microelectronics Corporation+ ...........           3,601,741         2,996,430
                                                                          ------------      ------------
                                                                             8,518,272         7,503,443
                                                                          ------------      ------------
                  INSURANCE                                  0.57%
    521,788       Cathay Financial Holding Company Limited .......           1,311,000           781,570
                                                                          ------------      ------------
                  METALS - STEEL                             0.56%
  1,682,200       China Steel Corporation ........................           1,095,523           765,606
                                                                          ------------      ------------
                  TEXTILES & APPAREL                         0.67%
  1,984,557       Far Eastern Textile Limited ....................           1,747,247           920,365
                                                                          ------------      ------------
                  TRANSPORTATION - AIR                       0.50%
  2,005,780       EVA Airways Corporation ........................             858,857           681,767
                                                                          ------------      ------------
                  UTILITIES - ELECTRIC & GAS                 0.63%
    954,869       Phoenixtec Power Company Limited ...............             949,475           858,161
                                                                          ------------      ------------
                  TOTAL TAIWAN ...................................          25,886,127        22,993,254
                                                                          ------------      ------------
                  THAILAND                                   3.67%
                  BUILDING MATERIALS & COMPONENTS            0.69%
     41,600       Siam Cement PLC ................................             830,784           942,504
                                                                          ------------      ------------
                  CHEMICALS                                  0.34%
    439,500       National Petrochemical PLC .....................             460,083           472,471
                                                                          ------------      ------------

                                                                              25

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

COMMON STOCKS (concluded)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  THAILAND (CONTINUED)
                  ENERGY SOURCES                             0.14%
    280,500       PTT PLC ........................................        $    228,709      $    192,923
                                                                          ------------      ------------
                  FINANCIAL SERVICES                         0.27%
    425,700       Siam Panich Leasing PLC+ .......................             277,266           366,601
                                                                          ------------      ------------
                  FOOD & HOUSEHOLD PRODUCTS                  0.12%
  1,249,400       Charoen Pokphand Foods PLC .....................             184,445           164,642
    124,940       Charoen Pokphand Foods PLC
                    Warrants - expiration date 05/06/05**+ .......                   0                 0
                                                                          ------------      ------------
                                                                               184,445           164,642
                                                                          ------------      ------------
                  MEDIA    0.77%
     85,700       BEC World PLC ..................................             424,832           515,131
  1,517,900       United Broadcasting Corporation PLC+ ...........             331,884           536,906
                                                                          ------------      ------------
                                                                               756,716         1,052,037
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         1.34%
  1,163,000       Advanced Information Service PLC ...............             948,527         1,183,031
  1,084,300       Shin Satellite PLC+ ............................             846,663           645,491
    352,705       TelecomAsia Corporation PLC Rights -
                    expiration date 09/30/02**+ ..................                   0                 0
                                                                          ------------      ------------
                                                                             1,795,190         1,828,522
                                                                          ------------      ------------
                  TOTAL THAILAND .................................           4,533,193         5,019,700
                                                                          ------------      ------------

                  TOTAL COMMON STOCKS ............................        $118,251,745      $133,300,089
                                                                          ------------      ------------

26

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

PREFERRED STOCKS (0.29% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  THAILAND                                   0.29%
                  BANKING                                    0.29%
    697,205       Siam Commercial Bank PLC - 5.25% Preferred+ ....        $    263,142      $    391,679
                                                                          ------------      ------------
                  TOTAL THAILAND .................................             263,142           391,679
                                                                          ------------      ------------

                  TOTAL PREFERRED STOCK ..........................        $    263,142      $    391,679
                                                                          ------------      ------------

                                                                              27

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (continued)                                  (UNAUDITED)

OPTIONS (1.72% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA                                      1.72%
                  APPLIANCE & HOUSEHOLD DURABLES             1.72%
      8,000       Samsung Electronics Company Limited
                    Option - expiration date 09/18/02+ ...........        $  1,999,823      $  2,361,578
                                                                          ------------      ------------
                  TOTAL KOREA ....................................           1,999,823         2,361,578
                                                                          ------------      ------------
                  TOTAL OPTIONS ..................................        $  1,999,823      $  2,361,578
                                                                          ------------      ------------

28

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
Schedule of Investments (concluded)                                  (UNAUDITED)

CONVERTIBLE BONDS (0.60% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST             VALUE
--------------------------------------------------------------------------------------------------------

                  KOREA                                      0.40%
                  APPLIANCE & HOUSEHOLD DURABLES             0.40%
        350       Intel Corporation Zero Coupon Bond,
                    02/01/04 .....................................        $    427,476      $    552,580
                                                                          ------------      ------------
                  TOTAL KOREA ....................................             427,476           552,580
                                                                          ------------      ------------
                  SINGAPORE                                  0.20%
                  BANKING                                    0.20%
        200       Finlayson Global Corporation Zero
                    Coupon Bond, 02/19/04                                      207,576           269,160
                                                                          ------------      ------------
                  TOTAL SINGAPORE ................................             207,576           269,160
                                                                          ------------      ------------
                  TOTAL CONVERTIBLE BONDS ........................        $    635,052      $    821,740
                                                                          ------------      ------------
                  TOTAL INVESTMENTS++ ....................   100.0%       $121,149,762      $136,875,086
                                                                          ============      ============

FOOTNOTES AND ABBREVIATIONS
                  ADR - American Depository Receipts

                  ** Security has been fair valued as determined by or under the direction of the Board of Directors.

                  +  Non-Income producing security.

                  ++ Aggregate cost for Federal Income Tax purposes is
                     $122,120,227.

                     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                         Excess of value over tax cost                      $ 25,869,761
                         Excess of tax cost over value                       (11,114,902)
                                                                             -----------
                                                                             $14,754,859
                                                                             ===========



See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

                                                                                 APRIL 30, 2002
STATEMENT OF ASSETS AND LIABILITIES                                                 (UNAUDITED)
ASSETS
Investments, at value (Cost $121,149,762) ...............................          $136,875,086
Cash (including $1,659,619 of foreign currency holdings with a cost
   of $1,654,047) .......................................................             1,246,295
Receivables:
   Dividends ............................................................               219,370
   Interest .............................................................                   943
   Securities sold ......................................................               794,262
Prepaid expenses ........................................................                78,917
                                                                                   ------------
                  TOTAL ASSETS ..........................................           139,214,873
                                                                                   ------------
LIABILITIES
Payable for written option contracts (Cost $4,160) ......................                 2,000
Payable for securities purchased ........................................                25,118
Due to Investment Manager ...............................................               114,360
Due to Administrator ....................................................                22,873
Accrued expenses ........................................................               124,748
Deferred foreign withholding taxes payable ..............................               187,474
                                                                                   ------------
                  TOTAL LIABILITIES .....................................               476,573
                                                                                   ------------
                  NET ASSETS ............................................          $138,738,300
                                                                                   ============
                  NET ASSET VALUE PER SHARE
                  ($138,738,300/14,582,238 ISSUED AND OUTSTANDING) ......          $       9.51
                                                                                   ============
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
   (100,000,000 shares authorized) ......................................          $     20,515
Paid-in capital .........................................................           285,557,711
Cost of 5,932,746 shares repurchased ....................................           (51,743,486)
Accumulated net investment loss .........................................              (188,405)
Accumulated net realized loss on investments ............................          (110,453,577)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies
   (net of deferred foreign withholding taxes of $187,474) ..............            15,545,542
                                                                                   ------------
                                                                                   $138,738,300
                                                                                   ============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

                                                                                            FOR THE SIX
STATEMENT OF OPERATIONS                                                                    MONTHS ENDED
                                                                                         APRIL 30, 2002
                                                                                            (UNAUDITED)
INVESTMENT INCOME
Dividends (Net of taxes withheld of $85,807) .....................................          $ 1,228,324
Interest .........................................................................               10,457
                                                                                            -----------
                  TOTAL INVESTMENT INCOME ........................................            1,238,781
                                                                                            -----------
EXPENSES
Management fees ........................................... $   780,460
Legal fees ................................................     182,559
Administration fees .......................................     156,092
Custodian fees ............................................     107,203
Audit and tax fees ........................................      65,643
Insurance .................................................      51,330
Transfer agent fees .......................................      23,803
Directors' fees ...........................................      16,908
NYSE fees .................................................      16,489
Printing ..................................................      12,893
Interest Expense ..........................................       4,501
Miscellaneous .............................................       9,305
                                                            -----------
                  TOTAL EXPENSES .................................................            1,427,186
                                                                                            -----------
                  NET INVESTMENT LOSS ............................................             (188,405)
                                                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
CURRENCIES:
Net realized gain (loss) from:
     Security transactions .......................................................            1,801,445
     Written option contracts ....................................................                7,216
     Foreign currency related transactions .......................................             (169,236)
                                                                                            -----------
                                                                                              1,639,425
Net  change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in
     foreign currencies (net of deferred foreign withholding taxes of $187,474)              45,706,559
                                                                                            -----------
Net realized and unrealized gain on investments, foreign currency holdings and
     translation of other assets and liabilities denominated in foreign currencies           47,345,984
                                                                                            -----------
Net increase in net assets resulting from operations .............................          $47,157,579
                                                                                            ===========

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                           MONTHS ENDED         FOR THE YEAR
                                                                          APRIL 30, 2002            ENDED
                                                                           (UNAUDITED)        OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss) .....................................        $   (188,405)         $    508,180
Net realized gain (loss) on investments and foreign currency
   related transactions ..........................................           1,639,425           (11,334,253)
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of other
   assets and liabilities denominated in foreign currencies ......          45,706,559           (35,850,695)
                                                                          ------------          ------------
Net increase (decrease) in net assets resulting from operations ..          47,157,579           (46,676,768)
                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($0.29 per share) ..........................                  --            (5,710,617)
                                                                          ------------          ------------
Net decrease in net assets from distributions ....................                  --            (5,710,617)
                                                                          ------------          ------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (4,860,746 shares) .........         (42,288,493)                   --
Shares repurchased under stock repurchase plan
   (32,800 and 241,000 shares), respectively .....................            (243,041)           (1,703,953)
                                                                          ------------          ------------
Net decrease in net assets resulting from
   capital share transactions ....................................         (42,531,534)           (1,703,953)
                                                                          ------------          ------------

Total increase (decrease) in net assets ..........................           4,626,045           (54,091,338)
                                                                          ------------          ------------

NET ASSETS
Beginning of period ..............................................         134,112,255           188,203,593
                                                                          ------------          ------------

End of period ....................................................        $138,738,300          $134,112,255
                                                                          ============          ============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 FOR            FOR           FOR          FOR        FOR          FOR
                                               THE SIX       THE YEAR      THE YEAR      THE YEAR  THE YEAR      THE YEAR
                                            MONTHS ENDED       ENDED         ENDED        ENDED      ENDED        ENDED
                                           APRIL 30, 2002   OCTOBER 31,   OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31,
                                             (UNAUDITED)       2001           2000         1999       1998         1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......   $ 6.89         $ 9.55         $11.02       $ 7.55     $ 9.68       $12.49
                                               ------         ------         ------       ------     ------       ------
Net investment income (loss) ...............    (0.01)          0.03           0.32         0.04       0.08         0.03
Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currencies ...................     2.47**        (2.42)**       (1.86)**      3.44**    (2.21)       (2.80)
                                               ------         ------         ------       ------     ------       ------
Net increase (decrease) from
   investment operations ...................     2.46          (2.39)         (1.54)        3.48      (2.13)       (2.77)
                                               ------         ------         ------       ------     ------       ------
Less Distributions:
   Dividends from net investment
     income ................................       --          (0.29)         (0.07)       (0.01)        --        (0.00)+
In excess of net investment income .........       --             --             --           --         --        (0.04)
                                               ------         ------         ------       ------     ------       ------
Total dividends and distributions ..........       --          (0.29)         (0.07)       (0.01)        --        (0.04)
                                               ------         ------         ------       ------     ------       ------
Capital share transactions
   Anti-dilutive effect of Tender Offer ....     0.16             --             --           --         --           --
   Anti-dilutive effect of
     Share Repurchase Program ..............       --+          0.02           0.14           --         --           --
                                               ------         ------         ------       ------     ------       ------
Total capital share transactions ...........     0.16           0.02           0.14           --         --           --
                                               ------         ------         ------       ------     ------       ------
Net asset value, end of period .............   $ 9.51         $ 6.89         $ 9.55       $11.02     $ 7.55       $ 9.68
                                               ======         ======         ======       ======     ======       ======
Per share market value, end of period ......   $ 8.33         $ 5.79         $ 7.13       $ 8.63     $ 6.13       $ 7.94

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE* ........................    43.87%        (15.62)%       (16.82)%      41.03%    (22.83)%     (23.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s) ........ $138,738       $134,112       $188,204     $226,077   $154,946     $198,589
Ratios of expenses to average
   net assets ..............................     1.83%          1.58%          1.69%        1.70%      1.74%        1.60%
Ratios of net investment income (loss)
   to average net assets ...................    (0.24)%         0.31%          2.50%        0.43%      0.99%        0.25%
Portfolio turnover .........................    21.77%         28.98%         31.42%       92.44%     93.47%       95.38%

See page 34 for footnotes.

THE ASIA TIGERS FUND, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

** Net of foreign withholding taxes of $0.01, $0.06, $0.03 and $0.06 per share for the six months ended April 30, 2002 and for the years ended October 31, 2001, October 31, 2000 and October 31,1999, respectively.

+  Less than $0.01 per share.

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS                                        (UNAUDITED)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

     (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

OPTIONS. The Fund may purchase or write put or call options on securities for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The fund pays a premium and the option is subsequently marked to market to reflect the current value of the option. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. The options for which market quotations are readily available are generally valued:

     (i)   at the closing price,
     (ii) at the mean between the last current bid and asked prices if there was no closing price on such date and bid and asked quotations are available, and
     (iii) at the asked price if there was no closing price on such date and only asked quotations are available.

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                            (UNAUDITED)

Gains and losses on written options are reported separately in the Statement of Operations. Written options are reported as a liability on the Statement of Assets & Liabilities. Purchased options are included in the Fund's Schedule of Investments.

The risk associated with purchasing put and call options is limited to the premium paid. The risk associated with written options is that the change in value of the option contract may not correspond to the change in value of the hedged instrument.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 2001, the Fund had a net capital loss carryover of $109,217,210, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $7,999,612 will expire in the year 2003, $1,846,888 will expire in the year 2004, $90,932,812 will expire in the year 2006 and $8,437,898 will expire in the year 2009.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                            (UNAUDITED)

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, bsxvcxxbcxbcxvbcxxamong other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 2001, the Fund reclassified $640,582 from accumulated net realized loss on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to net realized foreign currency losses and capital gains tax and reclassed $186,266 from undistributed net investment income to paid in capital as a result of net investment losses. Net investment income and net assets were not affected by the reclassification.

THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                            (UNAUDITED)

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the six months ended April 30, 2002, these fees amounted to $780,460.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended April 30, 2002, these fees amounted to $156,092. At April 30, 2002, CIBC WM owned 3,567 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: WRITTEN CALL OPTION ACTIVITY

Written call option activity for the six months ended April 30, 2002 aggregated the following:

                                                          DR. REDDY'S LABORATORIES LIMITED OPTIONS
                                                          ----------------------------------------
                                                            # OF                       AMOUNT
                                                           OPTIONS                   OF PREMIUMS
                                                           -------                   -----------
Options outstanding at October 31, 2001                      --                       $    --
Options written                                             168                        11,376
Options expired                                             (88)                       (7,216)
Options exercised                                            --                            --
                                                            ---                       -------
Options outstanding at April 30, 2002                        80                       $ 4,160
                                                            ===                       =======

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $32,254,542 and $74,512,842, respectively, for the six months ended April 30, 2002.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                            (UNAUDITED)

NOTE E: CAPITAL STOCK

During the six months ended April 30, 2002, the Fund purchased 32,800 shares of capital stock on the open market at a total cost of $243,041. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 12.01%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 2,000,000 shares of its capital stock.

During the year ended October 31, 2001, the Fund purchased 241,000 shares of capital stock in the open market at a total cost of $1,703,953 and at a weighted average discount of 20.21%.

At a meeting of the Board of Directors held on November 7, 2001, the Board of Directors approved a tender offer. Pursuant to the tender offer, the Fund offered to purchase up to 25% of the Fund's outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the closing date. The tender offer commenced on February 15, 2002 and expired on March 15, 2002. In connection with the tender offer, the Fund purchased 4,860,746 shares of capital stock at a total cost of $42,288,493.

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each quarterly offer, and will be between 5% and 25% of the Fund's then outstanding shares. It is currently anticipated that the first repurchase offer by the Fund will occur on or around the end of the Fund's fourth fiscal quarter, which ends on October 31, 2002, with subsequent repurchase offers to be made quarterly thereafter.

NOTE F: OTHER

At April 30, 2002, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

THE ASIA TIGERS FUND, INC.

RESULTS OF ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on February 25, 2002. At the meeting, stockholders elected each of the nominess proposed for election to the Fund's Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I.  ELECTION OF DIRECTORS

                                                                  NON-VOTING
         NOMINEE              VOTES FOR       VOTES WITHHELD         SHARES         TOTAL VOTING SHARES
         --------------       ----------      --------------      ----------        -------------------
         Leslie H. Gelb       12,976,051         2,653,561          3,828,372           19,457,984
         Luis F. Rubio        12,954,663         2,674,949          3,828,372           19,457,984

At April 30, 2002, in addition to Leslie H. Gelb and Luis F. Rubio, the other directors of the Fund were as follows:

         Chares F. Barber
         Jeswald W. Salacuse
         Howard M. Singer


SPECIAL MEETING
The Fund held a Special Meeting of Stockholders on April 26, 2002. At the meeting, stockholders voted upon the approval of a fundamental policy whereby the Fund would adopt an interval fund structure. The following table provides information concerning the matter voted on at the meeting:

I. APPROVAL OF A FUNDAMENTAL POLICY WHEREBY THE FUND WOULD ADOPT AN INTERVAL FUND STRUCTURE

                                                               NON-VOTING
         VOTES FOR         VOTES AGAINST   VOTES ABSTAINED     SHARES            TOTAL VOTING SHARES
         --------------    -------------   ---------------     ----------        -------------------
           7,431,761       195,044             33,700           6,921,733            14,582,238

                                                      THE ASIA TIGERS FUND, INC.

DIVIDENDS AND DISTRIBUTIONS

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent

THE ASIA TIGERS FUND, INC.

is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

                                                      THE ASIA TIGERS FUND, INC.

DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

                                                        ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------

CIBC OPPENHEIMER PRIVACY POLICY

YOUR PRIVACY IS PROTECTED

At CIBC Oppenheimer, the Private Client Division of CIBC World Markets Corp., an important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

CIBC Oppenheimer does not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies within the CIBC family which provide financial, credit, insurance, trust, legal, accounting and administrative services to CIBC Oppenheimer or its clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                                        ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)

--------------------------------------------------------------------------------

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

CIBC Oppenheimer is committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent. If you have any questions regarding this matter we suggest that you speak with your Account Executive.

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

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

THE ASIA TIGERS FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp.

ADMINISTRATOR:
CIBC World Markets Corp.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Deutsche Bank
Trust Company Americas

                            The Asia Tigers Fund,Inc.

                                Semiannual Report
                                 April 30, 2002



                            ADVANTAGE ADVISERS, INC.